SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report:                        February 25, 2004
               ---------------------------------------------------------------
                               (Date of earliest event reported)

                                     Lehman ABS Corporation
                  (Exact Name of Registrant as Specified in Charter)

       Delaware                    001-32021                  13-3447441
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(State of Incorporation)            (Commission            (I.R.S. Employer
                                    File Number)          Identification No.)

745 Seventh Avenue
New York, New York                                                 10019
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(Address of Principal Executive Offices)                         (Zip Code)

       Registrant's Telephone Number, including area code (212) 526-7000
                                                          --------------

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ITEM 5.  Other Events

     On February 25, 2004, Lehman ABS Corporation ("LABS") transferred $85,000,000 aggregate principal amount of 6.345% Capital Securities, due
2034, issued by Goldman Sachs Capital I to the Corporate Backed Trust Certificates, Goldman Sachs Capital I Securities-Backed Series 2004-4 Trust established by LABS, which issued Corporate Backed Trust Certificates, Goldman Sachs Capital I Securities-Backed Series 2004-4 pursuant to a standard terms for trust agreements, dated as of January 16, 2001, between LABS and U.S. Bank Trust National Association, as trustee (the "Trustee"), as supplemented by a series supplement thereto, dated as of February 25, 2004 (the "Series Supplement"), between LABS and the Trustee. The Class A-1 Certificates were purchased by Lehman Brothers Inc. ("Lehman") from LABS pursuant to an underwriting agreement, dated February 25, 2004 (the "Underwriting Agreement"), between LABS and Lehman, acting for itself and as representative of the underwriters named in Schedule I of the Underwriting Ageement.

ITEM 7.  Financial Statements and Exhibits

(a)  Financial Statements - Not Applicable

(b)  Pro Forma Financial Information - Not Applicable

(c)  Exhibits

Item 601(a) of
Regulation S-K
Exhibit No.                    Description
--------------                 -----------

     4.1 Series Supplement, dated as of February 25, 2004, between Lehman ABS Corporation, as Depositor, and U.S. Bank Trust National Association, as Trustee.

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          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           LEHMAN ABS CORPORATION


                                           By:     /s/ Paul Mitrokostas
                                              --------------------------------
                                           Name:   Paul Mitrokostas
                                           Title:  Senior Vice President

February 25, 2004

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INDEX TO EXHIBITS
 Exhibit No.                          Description
 ----------                           -----------

    4.1 Series Supplement, dated as of February 25, 2004, between Lehman ABS Corporation, as Depositor, and U.S. Bank Trust National Association, as Trustee.